EXHIBIT 32
Certification
Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002
(Subsections (a) and (b) of Section 1350, Chapter 63 of Title 18, United States Code)

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (Subsections (a) and (b) of Section 1350, Chapter 63 of Title 18, United States Code), the undersigned, General Counsel and Chief Wind-Down Officer of BowFlex Inc., a Washington corporation (the “Company”), does hereby certify that:

The Annual Report on Form 10-K for the year ended March 31, 2024 (the “Form 10-K”) of the Company fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and the information contained in the Form 10-K fairly presents, in all material respects, the financial condition and results of operations of the Company.

August 5, 2024	By:	/s/ Robert D. Hoge
Date		Robert D. Hoge
General Counsel and Chief Wind-Down Officer (Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer)